
                                                       MONTHLY SERVICER'S CERTIFICATE
                                                        CARMAX AUTO SUPERSTORES, INC.

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                                                           CARMAX AUTO OWNER TRUST
                                                               SERIES 2003-2
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  Collection Period                                                                                                10/22/03-10/31/03
  Determination Date                                                                                                      11/10/2003
  Distribution Date                                                                                                       11/17/2003


  Pool Balance

      1 .  Pool Balance on the close of the last day of the preceding
           Collection Period                                                                                 $        600,000,001.02

      2 .  Collections allocable to Principal                                                                $          5,722,735.33

      3 .  Purchase Amount allocable to Principal                                                            $                  0.00

      4 .  Defaulted Receivables                                                                             $                  0.00

                                                                                                               ---------------------
      5 .  Pool Balance on the close of the last day of the Collection Period                                $        594,277,265.69
           (Ln1 - Ln2 - Ln3 - Ln4)

      6 .  Initial Pool Balance                                                                              $        600,000,001.02

                                                                                        Beginning                       End
      7 .  Note Balances                                                                of Period                    of Period
                                                                              ------------------------------------------------------

           a. Class A-1 Note Balance                                           $        129,000,000.00      $         123,106,243.76
           b. Class A-2 Note Balance                                           $        147,000,000.00      $         147,000,000.00
           c. Class A-3 Note Balance                                           $        129,000,000.00      $         129,000,000.00
           d. Class A-4 Note Balance                                           $        129,000,000.00      $         129,000,000.00
           e. Class B Note Balance                                             $         18,000,000.00      $          18,000,000.00
           f. Class C Note Balance                                             $         24,000,000.00      $          24,000,000.00
           g. Class D Note Balance                                             $         24,000,000.00      $          24,000,000.00
                                                                                   -------------------         ---------------------
           h. Note Balance (sum a - g)                                         $        600,000,000.00      $         594,106,243.76

      8 .  Pool Factors

           a. Class A-1 Note Pool Factor                                                     1.0000000                     0.9543120
           b. Class A-2 Note Pool Factor                                                     1.0000000                     1.0000000
           c. Class A-3 Note Pool Factor                                                     1.0000000                     1.0000000
           d. Class A-4 Note Pool Factor                                                     1.0000000                     1.0000000
           e. Class B Note Pool Factor                                                       1.0000000                     1.0000000
           f. Class C Note Pool Factor                                                       1.0000000                     1.0000000
           g. Class D Note Pool Factor                                                       1.0000000                     1.0000000
                                                                                   -------------------         ---------------------
           h. Note Pool Factor                                                               1.0000000                     0.9901771

      9 .  Overcollateralization Target Amount                                                               $          8,914,158.99

     10 .  Current overcollateralization amount (Pool Balance - Note Balance)                                $            171,021.93

     11 .  Weighted Average Coupon                                                                           %                 7.94%

     12 .  Weighted Average Original Term                                                                   months             60.05

     13 .  Weighted Average Remaining Term                                                                  months             56.39

  Collections

     14 .  Finance Charges:

           a. Collections allocable to Finance Charge                                                        $          1,222,620.57
           b. Liquidation Proceeds allocable to Finance Charge                                               $                  0.00
           c. Purchase Amount allocable to Finance Charge                                                    $                  0.00
                                                                                                               ---------------------
           d. Available Finance Charge Collections (sum a - c)                                               $          1,222,620.57

     15 .  Principal:
           a. Collections allocable to Principal                                                             $          5,722,735.33
           b. Liquidation Proceeds allocable to Principal                                                    $                  0.00
           c. Purchase Amount allocable to Principal                                                         $                  0.00
                                                                                                               ---------------------
           d. Available Principal Collections (sum a - c)                                                    $          5,722,735.33

     16 .  Total Finance Charge and Principal Collections (14d + 15d)                                        $          6,945,355.90

     17 .  Interest Income from Collection Account                                                           $                 97.84

     18 .  Simple Interest Advances                                                                          $                  0.00

                                                                                                               ---------------------
     19 .  Available Collections (Ln16 + Ln17 + Ln18)                                                        $          6,945,453.74

  Required Payment Amount

     20 .  Total Servicing Fee
           a. Monthly Servicing Fee                                                                          $            500,000.00
           b. Amount Unpaid from Prior Months                                                                $                  0.00
           c. Amount Paid                                                                                    $            500,000.00
                                                                                                               ---------------------
           d. Shortfall Amount (a + b - c)                                                                   $                  0.00

     21 .  Class A Noteholder Interest Amounts
           a. Class A-1 Monthly Interest                                                                     $             72,885.00
           b. Additional Note Interest related to Class A-1 Monthly Interest                                 $                  0.00
           c. Interest Due on Additional Note Interest related to Class A-1 Monthly Interest                 $                  0.00
                                                                                                               ---------------------
           d. Total Class A-1 Note Interest (sum a - c)                                                      $             72,885.00

           e. Class A-2 Monthly Interest                                                                     $            102,900.00
           f. Additional Note Interest related to Class A-2 Monthly Interest                                 $                  0.00
           g. Interest Due on Additional Note Interest related to Class A-2 Monthly Interest                 $                  0.00
                                                                                                               ---------------------
           h. Total Class A-2 Note Interest (sum e-g)                                                        $            102,900.00

           i. Class A-3 Monthly Interest                                                                     $            126,850.00
           j. Additional Note Interest related to Class A-3 Monthly Interest                                 $                  0.00
           k. Interest Due on Additional Note Interest related to Class A-3 Monthly Interest                 $                  0.00
                                                                                                               ---------------------
           l. Total Class A-3 Note Interest (sum i-k)                                                        $            126,850.00

           m. Class A-4 Monthly Interest                                                                     $            165,012.50
           n. Additional Note Interest related to Class A-4 Monthly Interest                                 $                  0.00
           o. Interest Due on Additional Note Interest related to Class A-4 Monthly Interest                 $                  0.00
                                                                                                               ---------------------
           p. Total Class A-4 Note Interest (sum m-o)                                                        $            165,012.50
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     22 .  Priority Principal Distributable Amount                                                           $                  0.00

     23 .  Class B Noteholder Interest Amount
           a. Class B Monthly Interest                                                                       $             18,750.00
           b. Additional Note Interest related to Class B Monthly Interest                                   $                  0.00
           c. Interest Due on Additional Note Interest related to Class B Monthly Interest                   $                  0.00
                                                                                                               ---------------------
           d. Total Class B Note Interest (sum a-c)                                                          $             18,750.00

     24 .  Secondary Principal Distributable Amount                                                          $                  0.00

     25 .  Class C Noteholder Interest Amount
           a. Class C Monthly Interest                                                                       $             27,500.00
           b. Additional Note Interest related to Class C Monthly Interest                                   $                  0.00
           c. Interest Due on Additional Note Interest related to Class C Monthly Interest                   $                  0.00
                                                                                                               ---------------------
           d. Total Class C Note Interest (sum a-c)                                                          $             27,500.00

     26 .  Tertiary Principal Distributable Amount                                                           $                  0.00

     27 .  Class D Noteholder Interest Amount
           a. Class D Monthly Interest                                                                       $             37,800.00
           b. Additional Note Interest related to Class D Monthly Interest                                   $                  0.00
           c. Interest Due on Additional Note Interest related to Class D Monthly Interest                   $                  0.00
                                                                                                               ---------------------
           d. Total Class D Note Interest (sum a-c)                                                          $             37,800.00

     28 .  Required Payment Amount (Sum: Ln 20 - Ln 27)                                                      $          1,051,697.50

     29 .  Regular Principal Distributable Amount                                                            $         14,636,893.30

     30 .  Unreimbursed Servicer Advances                                                                    $                  0.00

  Available Funds

     31 .  Available Collections                                                                             $          6,945,453.74

     32 .  Reserve Account Draw Amount                                                                       $                  0.00
                                                                                                               ---------------------

     33 .  Available Funds                                                                                   $          6,945,453.74

  Collection Account Activity

     34 .  Deposits
           a. Total Daily Deposits of Finance Charge Collections                                             $          1,222,620.57
           b. Total Daily Deposits of Principal Collections                                                  $          5,722,735.33
           c. Withdrawal from Reserve Account                                                                $                  0.00
           d. Interest Income                                                                                $                 97.84
                                                                                                               ---------------------
           e. Total Deposits to Collection Account (sum a - d)                                               $          6,945,453.74

     35 .  Withdrawals
           a. Servicing Fee and Unreimbursed Servicer Advances                                               $            500,000.00
           b. Deposit to Note Payment Account for Monthly Note Interest/Principal                            $          6,445,453.74
           c  Deposit to Reserve Account                                                                     $                  0.00
           d  Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder)         $                  0.00
                                                                                                               ---------------------
           e  Total Withdrawals from Collection Account(sum a - d)                                           $          6,945,453.74

  Note Payment Account Activity

     36 .  Deposits
           a. Class A-1 Interest Distribution                                                                $             72,885.00
           b. Class A-2 Interest Distribution                                                                $            102,900.00
           c. Class A-3 Interest Distribution                                                                $            126,850.00
           d. Class A-4 Interest Distribution                                                                $            165,012.50

           e. Class B Interest Distribution                                                                  $             18,750.00
           f. Class C Interest Distribution                                                                  $             27,500.00
           g. Class D Interest Distribution                                                                  $             37,800.00

           h. Class A-1 Principal Distribution                                                               $          5,893,756.24
           i. Class A-2 Principal Distribution                                                               $                  0.00
           j. Class A-3 Principal Distribution                                                               $                  0.00
           k. Class A-4 Principal Distribution                                                               $                  0.00
           l. Class B Principal Distribution                                                                 $                  0.00
           m. Class C Principal Distribution                                                                 $                  0.00
           n. Class D Principal Distribution                                                                 $                  0.00
                                                                                                               ---------------------

           m. Total Deposits to Note Payment Account (sum a - n)                                             $          6,445,453.74

     37 .  Withdrawals
           a. Class A-1 Distribution                                                                         $          5,966,641.24
           b. Class A-2 Distribution                                                                         $            102,900.00
           c. Class A-3 Distribution                                                                         $            126,850.00
           d. Class A-4 Distribution                                                                         $            165,012.50
           e. Class B Distribution                                                                           $             18,750.00
           f. Class C Distribution                                                                           $             27,500.00
           g. Class D Distribution                                                                           $             37,800.00
                                                                                                               ---------------------
           h. Total Withdrawals from Note Payment Account (sum a - g)                                        $          6,445,453.74

  Certificate Payment Account Activity

     38 .  Deposits
           a. Excess Funds                                                                                   $                  0.00
           b. Reserve Account surplus                                                                        $                 48.80
                                                                                                               ---------------------
           c  Total Deposits to Certificate Payment Account (sum a - b)                                      $                 48.80

     39 .  Withdrawals
           a. Certificateholder Distribution                                                                 $                 48.80
                                                                                                               ---------------------
           b. Total Withdrawals from Certificate Payment Account                                             $                 48.80

  Required Reserve Account Amount

     40 .  Lesser of: (a or b)
           a. $3,000,000.000                                                                                 $          3,000,000.00
           b.  Note Balance                                                                                  $        594,106,243.76

     41 .  Required Reserve Account Amount                                                                   $          3,000,000.00


  Reserve Account Reconciliation

     42 .  Beginning Balance (as of Preceding Distribution Date)                                             $          3,000,000.00
     43 .  Investment Earnings                                                                               $                 48.80
     44 .  Reserve Account Draw Amount                                                                       $                  0.00
                                                                                                               ---------------------
     45 .  Reserve Account Amount (Ln 42 + Ln43 - Ln44)                                                      $          3,000,048.80
     46 .  Deposit from Excess Available Funds                                                               $                  0.00
     47 .  Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount                      $                 48.80
     48 .  Ending Balance (Ln45 + Ln46 - Ln47)                                                               $          3,000,000.00
     49 .  Reserve Account Deficiency (Ln41 - Ln48)                                                          $                  0.00

  Instructions to the Trustee

     50 .  Amount to be deposited from the Reserve Account into the Collection Account                       $                  0.00
     51 .  Amount to be paid to Servicer from the Collection Account                                         $            500,000.00

     52 .  Amount to be deposited from the Collection Account into the Note Payment Account                  $          6,445,453.74
     53 .  Amount to be deposited from the Collection Account into the Certificate Payment Account           $                  0.00
     54 .  Amount to be deposited from the Collection Account into the Reserve Account                       $                  0.00
     55 .  Amount to be deposited from the Reserve Account into the Certificate Payment Account for
           payment to the Certificateholder if Reserve Account Balance exceeds Required Reserve Amount       $                 48.80
     56 .  Amount to be paid to Class A-1 Noteholders from the Note Payment Account                          $          5,966,641.24
     57 .  Amount to be paid to Class A-2 Noteholders from the Note Payment Account                          $            102,900.00
     58 .  Amount to be paid to Class A-3 Noteholders from the Note Payment Account                          $            126,850.00
     59 .  Amount to be paid to Class A-4 Noteholders from the Note Payment Account                          $            165,012.50
     60 .  Amount to be paid to Class B Noteholders from the Note Payment Account                            $             18,750.00
     61 .  Amount to be paid to Class C Noteholders from the Note Payment Account                            $             27,500.00
     62 .  Amount to be paid to Class D Noteholders from the Note Payment Account                            $             37,800.00
     63 .  Amount to be paid to Certificateholders from the Certificate Payment Account with respect to
           Excess Funds and Reserve Account surplus                                                          $                 48.80

  Net Loss and Delinquency Activity

     64 .  Net Losses with respect to preceding Collection Period                                            $                  0.00

     65 .  Cumulative Net Losses                                                                             $                  0.00

     66 .  Cumulative Net Loss Percentage                                                                                 0.0000%

     67 .  Delinquency Analysis                                                         Number of                    Principal
                                                                                          Loans                       Balance
                                                                              ------------------------------------------------------

           a. 31 to 60 days past due                                                        82               $            942,100.27
           b. 61 to 90 days past due                                                        0                $                  0.00
           c. 91 or more days past due                                                      0                $                  0.00
                                                                              ------------------------------------------------------
           d. Total (sum a - c)                                                             82                            942,100.27

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  IN WITNESS WHEREOF, the undersigned has duly executed this certificate on
  November 10, 2003.

  CARMAX AUTO SUPERSTORES, INC.
  ==============================================================================
  As Servicer

  By:               /s/ Keith D. Browning
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  Name:               Keith D. Browning
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  Title:       Executive Vice President and Chief Financial Officer
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